THE ADVISORS’ INNER CIRCLE FUND III

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

(the “Funds”)

Supplement dated October 10, 2023 to the Funds’ Prospectus (the “Prospectus”), Summary Prospectuses (the “Summary Prospectuses”) and Statement of Additional Information (“SAI”), each dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Effective immediately, the Funds are closed to new investments by new and existing shareholders, including new investments made by existing shareholders via systematic purchases. However, automatic reinvestments of distributions will continue to be processed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

API-SK-002-0200